SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2022

McAfee Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39651	84-2467341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6220 America Center Drive San Jose, CA	95002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (866) 622-3911

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	MCFE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transaction period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On March 1, 2022, McAfee Corp., a Delaware corporation (the “Company”) completed the transactions contemplated by the Agreement and Plan of Merger, dated as of November 5, 2021 (the “Merger Agreement”), by and among the Company, Condor BidCo, Inc., a Delaware corporation (“Parent”), and Condor Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Subsidiary”). At the closing, Merger Subsidiary merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Item 1.01.	Entry into a Material Definitive Agreement.

On March 1, 2022, Parent, Merger Subsidiary, as the initial borrower, and the Company, upon consummation of the Merger, the borrower, entered into that certain Credit Agreement with JPMorgan Chase Bank N.A., as administrative agent, collateral agent and a letter of credit issuer and the financial institutions from time to time party thereto as lenders (the “Credit Agreement”), which provides for (i) a first lien term loan facility funded on March 1, 2022 consisting of a $5.16 billion tranche and a €1.6 billion tranche and (ii) a first lien revolving credit facility with revolving credit commitments of $1.0 billion. The obligations under the Credit Agreement are guaranteed by certain material domestic restricted subsidiaries of the Company (subject to certain exclusions and exceptions) and are secured on a first priority basis by substantially all assets of the Company and guarantors (subject to certain exclusions and exceptions). The Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of this type.

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Concurrently with the closing of the Merger, the Company repaid all loans and terminated all revolving credit commitments outstanding under the Amended and Restated Credit Agreement, dated as of September 29, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among McAfee, LLC, as borrower, McAfee Finance 2 LLC, as guarantor, Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent and the lenders party thereto from time to time.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Completion of the Merger

The information set forth in the Introductory Note and in Items 3.03, 5.01, 5.02, 5.03 and 8.01 of this Current Report is incorporated herein by reference.

On March 1, 2022, Parent completed the acquisition of the Company. Pursuant to the Merger Agreement, Merger Subsidiary merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of the Company (“Common Stock”) outstanding immediately prior to the Effective Time (subject to certain exceptions), was automatically converted into the right to receive $26.00 in cash, subject to applicable withholding taxes.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 8, 2021, and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

On March 1, 2022, the Company notified the NASDAQ Stock Market LLC (“NASDAQ”) that the Merger had been completed, and requested that NASDAQ suspend trading of the Common Stock on NASDAQ prior to the opening of trading on March 1, 2022. The Company also requested that NASDAQ file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Common Stock from NASDAQ and the deregistration of such Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Common Stock will no longer be listed on NASDAQ.

In addition, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of the shares of Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the shares of Common Stock.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.01.	Change in Control of Registrant.

The information set forth in the Introductory Note and the information set forth under Items 2.01, 3.03 and 5.02 of this Current Report is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.02.

Directors

Effective upon completion of the Merger on March 1, 2022, in accordance with the Merger Agreement, Sohaib Abassi, Gunther Bright, Mary Cranston, Peter Leav, Tim Millikin, Emily Rollins, Kathy Willard, Jon Winkelried and Jeff Woolard each ceased to be directors of the Company and members of any committee of the Company’s Board of Directors.

Officers

The officers of the Company immediately prior to the Effective Time continued as officers of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Amended and Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time, remained in effect as the certificate of incorporation of the Company. In addition, at the Effective Time, the Amended and Restated Bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the Bylaws of Merger Subsidiary as in effect immediately prior to the Effective Time (the “Bylaws”). A copy of the Bylaws is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 8.01	Other Events

On March 1, 2022, the Company issued a press release announcing the closing of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of November 5, 2021, by and among McAfee Corp., Condor BidCo, Inc. and Condor Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on November 8, 2021).

3.1	Amended and Restated Bylaws of McAfee Corp.

99.1	Press Release, dated March 1, 2022.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2022

MCAFEE CORP.

By:	/s/ Sayed Darwish
Name:	Sayed Darwish
Title:	Senior Vice President and Chief Legal Officer